                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ]      Preliminary Proxy Statement                        [ ] Confidential, for use by the Commission Only
[x]      Definitive Proxy Statement                             (As permitted by Rule 14a-6(e)(2))
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

                             CALNETICS CORPORATION
                (Name of Registrant as Specified in its Charter)

                             CALNETICS CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
[X]      $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-6(i)(1), or
         14a-6(i)(2) or Item 22(a)(2) of Schedule 14A.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]      Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

         1) Title of each class of securities to which transaction applies:

         2) Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11(1):

         4) Proposed maximum aggregate value of transaction:

         5) Total fee paid:

[ ]      Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         1) Amount previously paid:

         2) Form, schedule or registration statement no.:

         3) Filing party:

         4) Date filed:



(1) Set forth the amount of which the filing fee is calculated and state how it was determined.

                                           20401 Prairie Street
                   [LOGO]                  Chatsworth, California 91311


TO THE SHAREHOLDERS OF CALNETICS CORPORATION:

Attached are a Notice of Meeting and a Proxy Statement for the Annual Meeting of Shareholders to be held on November 9, 1995. At the Annual Meeting, shareholders will be asked to elect Directors for the ensuing year and to approve the adoption of the Company's 1995 Employee Stock Option Plan.


                                           Sincerely,

                                           /s/  CLINTON G. GERLACH

                                           Clinton G. Gerlach
                                           Chairman


                                           /s/  MARY LIVINGSTON

                                           Mary Livingston
                                           Secretary




September 27, 1995

                             CALNETICS CORPORATION
                              20401 Prairie Street
                              Chatsworth, CA 91311

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON NOVEMBER 9, 1995

         The Annual Meeting of Shareholders of Calnetics Corporation, a California corporation (the "Company"), will be held on Thursday, November 9, 1995, at 10:00 a.m., local time, at the Airtel Plaza Hotel, 7277 Valjean Avenue, Van Nuys, California 91406, for the following purposes:

         1. To elect five (5) Directors to hold office until the next annual election of Directors by the shareholders, or until their successors are elected and qualified.

         2. To consider and vote upon a proposal to approve the Company's 1995 Employee Stock Option Plan.

         3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         The Board of Directors has fixed the close of business on September 20, 1995 as the record date for determining the shareholders entitled to receive notice of and vote at the Annual Meeting or at any adjournments or postponements thereof.

         Shareholders are cordially invited to attend the Annual Meeting in person. In order that your shares may be represented at the Annual Meeting, whether or not you plan to attend the Annual Meeting in person, please promptly sign and date the enclosed proxy card and return it in the enclosed envelope, which requires no postage if mailed in the United States. If you return an executed proxy and then attend the Annual Meeting in person, you may allow your proxy to remain in effect, or you may revoke your proxy and vote in person by giving written notice of such revocation to the Company's Secretary at any time prior to the exercise of the proxy. Attendance at the Annual Meeting will not itself revoke a proxy.

                                     By Order of the Board of Directors

                                     /s/  CLINTON G. GERLACH
                                     Clinton G. Gerlach, Chairman of the Board


                                     /s/  MARY LIVINGSTON
                                     Mary Livingston, Secretary


Chatsworth, California
September 27, 1995

                             CALNETICS CORPORATION
                              20401 Prairie Street
                          Chatsworth, California 91311
                                PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 9, 1995

         This Proxy Statement and the accompanying form of proxy are being sent to shareholders of Calnetics Corporation, a California corporation (the "Company"), on or about September 27, 1995. The accompanying proxy is solicited by and on behalf of the Board of Directors of the Company for use at the Annual Meeting of Shareholders of the Company to be held at the Airtel Plaza Hotel, 7277 Valjean Avenue, Van Nuys, California on Thursday, November 9, 1995 at 10:00 a.m. local time and at any adjournments and postponements thereof (the "Annual Meeting"), for the purposes stated in the accompanying Notice of Annual Meeting of Shareholders.

         SHAREHOLDERS ARE URGED, WHETHER OR NOT THEY EXPECT TO ATTEND THE ANNUAL MEETING, TO COMPLETE, SIGN AND DATE THE ACCOMPANYING PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. If you return an executed proxy and then attend the Annual Meeting in person, you may allow your proxy to remain in effect, or you may revoke your proxy and vote in person by giving written notice of such revocation to the Company's Secretary, or by filing a duly executed proxy bearing a later date, at any time prior to the exercise of the proxy. Attendance at the Annual Meeting will not by itself revoke a proxy.

         Unless otherwise directed in the accompanying proxy, persons named therein will vote each proxy FOR (i) the election of the five (5) director nominees listed below, and (ii) the proposal to approve the Company's 1995 Employee Stock Option Plan. As to any other business that may properly come before the Annual Meeting, the proxy holders will vote in their discretion. The Company currently does not know of any other such business.

                               VOTING SECURITIES

         Common shareholders of record at the close of business on September 20, 1995 (the "Record Date") will be entitled to vote on all matters presented at the Annual Meeting. On the Record Date there were 2,914,799 shares of the Company's Common Stock (the "Common Stock") outstanding. The presence, either in person or by proxy, of persons entitled to vote a majority of the outstanding Common Stock is necessary to constitute a quorum for the transaction of business at the Annual Meeting and any adjournments and postponements thereof. Abstentions and broker non-votes are counted for the purpose of determining a quorum, but are not considered as having voted for the purpose of determining the outcome of a vote. In order for a proposal to be approved, the votes cast in favor must (i) exceed the votes cast against and
(ii) constitute at least a majority of the required quorum.

         On each matter to be considered at the Annual Meeting, Shareholders will be entitled to cast one vote for each share of Common Stock held on the Record Date, except that shareholders are entitled to cumulative voting rights in the election of Directors. Cumulative voting rights entitle a shareholder either to give one nominee that number of votes equal to the number of directors to be elected multiplied by the number of shares owned by him or her on the Record Date, or to distribute such number of votes among two or more nominees in such proportion as the shareholder may choose. The five nominees for Director receiving the highest number of votes at the Annual Meeting will be elected. In order for one or all shareholders to cumulate votes, any one shareholder must give written notice to the Secretary prior to the voting at the Annual Meeting of his or her intention to cumulate his or her votes. In the event anyone other than the five nominees listed herein should be nominated for election as a Director, the persons named in the proxy to vote such shares on behalf of the shareholder will have authority, to be executed in their discretion, to vote cumulatively for less than all the nominees.

             OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of the Record Date by (i) persons or groups known by the Company to be the beneficial owner of more than 5% of the Common Stock, (ii) each of the Company's Directors and nominees who own Common Stock, (iii) each executive officer of the Company named in the Summary Compensation Table herein and (iv) all Directors and executive officers as a group. Except as otherwise indicated in the footnotes to the following table, each of the persons listed below has sole voting and investment power with respect to the shares of outstanding Common Stock shown as beneficially owned by such person.

                                                              AMOUNT AND
                                                              NATURE OF
                             NAME AND ADDRESS                 BENEFICIAL              PERCENT
TITLE OF CLASS             OF BENEFICIAL OWNER(1)             OWNERSHIP              OF CLASS
- --------------            -----------------------           ---------------          --------
Common Stock              Clinton G. Gerlach                1,185,504 (2)(6)             41%
                          Fred E. Edward                      202,064 (3)(6)              7%
                          Raymond H. Heller                    71,230 (4)(6)              2%
                          Michael A. Hornak                   111,167 (5)(8)              4%
                          Steven L. Strawn                    106,667 (6)(7)(8)           4%
                          Lon Schultz                          18,167 (9)                 *

                          All Directors and Executive
                          Officers as a Group (7 persons)   1,704,999                    58%

- -------------
 *       Less than one percent.
(1) Unless otherwise indicated the address of the beneficial owner is 20401 Prairie Street, Chatsworth, California 91311.

(2) Includes 1,085,504 shares held of record by Gerlach Holding Corporation ("GHC"), a Delaware corporation owned by the following entities or individuals by the percentages indicated: The Gerlach Family Trust (52%) and Mr. Gerlach's son and daughter, Clinton G. Gerlach, II (24%) and Kimberlee Ann Grot (24%). Each of the GHC shareholders has a right of first refusal on a prorata basis covering the GHC stock owned by the remaining GHC shareholders pursuant to a right of first refusal agreement dated July 1, 1992. Also includes (i) 10,000 shares held of record by the Gerlach Family Trust and (ii) 90,000 shares held of record by Mr. Gerlach's nephew, Charles Gerlach, as to which Mr. Gerlach has sole voting power.

(3) Held of record by the Fred and Evelyn Edward Family Trust, Fred Edward, Trustee, (the "Edward Trust").

(4) Held of record by the Raymond H. and Hollyce O. Heller Revocable Trust of 1982 (the "Heller Trust").

(5)      Shares jointly owned with spouse.

(6) Mr. Gerlach has the right of first refusal on a prorata basis covering the 71,230 shares of Common Stock owned by the Heller Trust and the 202,064 shares of Common Stock owned by Edward Trust, pursuant to certain right of first refusal agreements, dated as of September 18, 1989. In addition, pursuant to agreements Mr. Gerlach, through GHC, has rights of first refusal covering (i) 40,000 shares of Common Stock owned by Steven L. Strawn, Vice President and Director of the Company and (ii) 85,625 shares of Common Stock owned by other shareholders of the Company.

(7) Includes presently exercisable options with the Company to acquire 45,000 shares of Common Stock at an exercise price of $1.438 per share.

(8) Includes presently exercisable options to acquire 16,667 shares of Common Stock at an exercise price of $2.00 per share but does not include options to acquire 33,333 shares of Common Stock at an exercisable price of $2.00 per share which will become exercisable one-half each in March of 1996 and 1997.

(9) Includes presently exercisable options to acquire 16,667 shares of Common Stock at an exercise price of $3.00 per share but does not include options to acquire 33,333 shares of Common Stock at an exercisable price of $3.00 per share, which will become exercisable one-half each in July 1996 and 1997.


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Pursuant to Section 16(a) of the Securities Exchange Act of 1934 and the rules issued thereunder, the Directors and executive officers of the Company are required to timely file with the Securities and Exchange Commission and with the National Association of Securities Dealers reports of ownership and changes in ownership of the Common Stock. Copies of such reports are required to be furnished to the Company. Based solely on its review of the copies of such reports furnished to the Company, or written representations that no reports were required, the Company believes that during fiscal 1995 all of its Directors and executive officers complied with Section 16(a) requirements, except one report filed late on Form 5 by each of Michael Hornak, Steven Strawn and Lon Schultz relating to option grants.

                                   PROPOSAL 1

                             ELECTION OF DIRECTORS

         The Company's Directors are elected at each annual meeting of shareholders. The number of authorized Directors of the Company is between five and nine Directors, and is currently set at five. Five Directors are to be elected at the Annual Meeting to serve until the annual meeting of shareholders in 1996 and until their respective successors are elected and qualified. Should any of the nominees decline or be unable to serve as Director, the persons authorized in the proxy to vote on your behalf will vote for such substitute nominees as may be recommended by the Company's existing Board of Directors, unless other directions are given in the proxy. Each of the nominees has consented to serve as a Director if elected, and the Company knows of no reason why any nominee listed below would not be available for election or, if elected, would not be willing or able to serve. Unless otherwise directed in the accompanying proxy, the persons named therein will vote FOR the election of the five director nominees listed below.

INFORMATION CONCERNING DIRECTOR NOMINEES

       Set forth below is information concerning each of the five nominees for election as Directors at the Annual Meeting, including his principal occupation or employment and business experience during the last five years. All nominees currently serve as Directors.

         Name                     Age                       Position
- -------------------              ----              -------------------------------
Clinton G. Gerlach                69               Chairman of the Board, President
                                                   and Director

Fred E. Edward                    77               Director

Raymond H. Heller                 77               Director

Michael A. Hornak                 52               Vice President and Director

Steven L. Strawn                  41               Vice President and Director

       Clinton G. Gerlach, has served as the President, Chairman of the Board and Chief Executive Officer of the Company since March of 1988 and the Chairman of the Board and Director of the Company's subsidiary, Manchester Plastics Co., Inc., ("Manchester Plastics") since September 1989, and Director, Chairman of the Board and Chief Executive Officer of the Company's subsidiary, Ny- Glass Plastics, Inc. ("Ny-Glass Plastics") since June 1992, and Director and Chairman of the Board of the Company's subsidiary, Agricultural Products, Inc. ("API") since June 1994. Mr. Gerlach was the Chairman of the Board and Chief Executive Officer of Gerlach Industries, Inc. from November 1983 to December 1986 and was the Chairman of the Board and Chief Executive Officer of Tannetics, Inc. from August 1969 to November 1983. From January 1987 to March 1988, Mr. Gerlach was self employed. Mr. Gerlach is also a Director of Zero Corporation (a manufacturer of cases, cabinets, cooling and cargo enclosures).

       Fred E. Edward has been a Director of the Company since 1971. Between May 1971 and March 1988, Mr. Edward held various offices with the Company, including Chairman of the Board, President and Chief Executive Officer. For the past five years, Mr. Edward has been and currently is a private investor.

       Raymond H. Heller has been a Director of the Company since 1972. Mr. Heller was a Vice President in charge of development of Lamson & Sessions Company (a fastener manufacturing company) from July 1984 to April 1988. From March 1973 to July 1984, Mr. Heller was the President of Valley-Todeco, Inc. (a specialty fastener manufacturing company), a division of Lamson & Sessions Company. For the past five years, Mr. Heller has been and currently is a business consultant.

       Michael A. Hornak has been a Vice President of the Company since 1974 and a Director of the Company since 1984. Mr. Hornak has also been President of the Ny-Glass Plastics division of the Company since 1985, President and Director of Ny-Glass Plastics since June 1992, and was President of the Hydro Flight division of the Company from 1983 to 1985.

       Steven L. Strawn has been a Vice President of the Company since September 1989 and Director since February 1992. Mr. Strawn has also been President and Director of Manchester Plastics since 1989, and held various other positions with its predecessor, Manchester Products, from 1980 to 1989.

INFORMATION REGARDING THE BOARD OF DIRECTORS

        During fiscal year 1995, there were six (6) meetings of the Board of Directors. Each Director attended at least 75% of the total number of meetings of the Board of Directors and the committees of the Board of Directors on which he serves. Directors who are not employees of the Company received $200 for each meeting of the Board of Directors or committee meeting attended.
Directors who are not employees of the Company are eligible for the grant of options under the 1993 Stock Option Plan, but to date no options have been granted.

COMMITTEES

         The Company has no standing committees of the Board of Directors, other than the Audit Committee and the Stock Option Committee. The principal duties of the Audit Committee are to nominate the firm of independent outside auditors for appointment by the Board of Directors; to review the scope of their audit engagement, and to meet with the Company's financial management and independent outside auditors to discuss matters relating to internal accounting controls and the results of audits performed by the Company's independent outside auditors. The members of the Audit Committee are Raymond
H. Heller, Chairman, Fred E. Edward, and Clinton G. Gerlach. The Audit Committee held one (1) meeting during fiscal 1995.

         Mssrs. Edward, Heller and Gerlach also serve on the Stock Option Committee, the functions of which include making all determinations necessary for the administration of the Company's 1993 Stock Option Plan. The Stock Option Committee met once during fiscal 1995.

                             EXECUTIVE COMPENSATION

CASH COMPENSATION

         The following table sets forth all cash compensation paid or accrued by the Company for services rendered during each of the three fiscal years ended June 30, 1995 by the President and Chief Executive Officer and the three other most highly compensated executive officers of the Company. There were no other executive officers of the Company whose total annual salary and bonus exceeded $100,000 in fiscal year 1995.


                           SUMMARY COMPENSATION TABLE


                                                                             LONG-TERM
                                                                             COMPENSATION
                                                                             -----------
                                                                             AWARDS
                                          ANNUAL COMPENSATION                ------
                                  -----------------------------------        SECURITIES
                                                                             UNDERLYING       ALL OTHER
NAME AND PRINCIPAL POSITIONS      YEAR     SALARY            BONUS           OPTIONS (#)      COMPENSATION
- ----------------------------      ----     ----------       ---------        -----------      ------------
Clinton G. Gerlach(1)             1995          ---             ---                 ---              ---
  President, Chief Executive      1994          ---             ---                 ---              ---
  Officer and Chairman            1993          ---             ---                 ---              ---
  of the Board

Michael A. Hornak(2)              1995     $ 77,246         $ 5,000                 ---          $ 7,594
  Vice President and President    1994     $ 70,804         $ 5,000              50,000          $ 4,416
  of Ny-Glass Plastics            1993     $ 68,400         $ 2,000                 ---          $ 5,542

Steven L. Strawn(3)               1995     $ 96,181         $ 7,500                 ---          $10,351
  Vice President and President    1994     $ 84,020         $ 5,000              50,000          $10,307
  of Manchester Plastics          1993     $ 80,520         $ 2,000                 ---          $10,273

Lon Schultz(4)                    1995     $353,887         $20,000              50,000          $22,749
 President and Treasurer          1994     $ 58,333             ---                 ---          $ 4,944
 of API

(1) Receives no compensation for his services in such capacities. The Company paid $56,000 to GHC during the fiscal year ended June 30, 1995, $54,000 to GHC during the fiscal year ended June 30, 1994, and $54,000 to GHC during the fiscal year ended June 30, 1993, to reimburse Mr. Gerlach for expenses incurred in connection with his performance of services for the Company. In addition, Mr. Gerlach has use of a vehicle owned by the Company.

(2) The Company provides a vehicle for Mr. Hornak and the operating expense paid by the Company for such vehicle in the fiscal year ended June 30, 1995 was $7,145, fiscal year ended June 30, 1994 was $4,026, and fiscal year ended June 30, 1993 was $5,213, and the Company paid life insurance premiums of $449 for fiscal year ended June 30, 1995, $390 for the fiscal year ended June 30,1994, and $329 for fiscal year ended June 30, 1993.

(3) The Company provides a car allowance of $10,000 per fiscal year for Mr. Strawn, and the Company paid life insurance premiums of $351 for the fiscal year ended June 30, 1995, $307 for the fiscal year ended June 30, 1994, and $273 for the fiscal year ended June 30, 1993.

(4) The Company provides a vehicle for Mr. Schultz and the operating expense paid by the Company for such vehicle in fiscal year ended June 30, 1995 was $7,900 and was $1,380 for fiscal year ended June 30, 1994, and the Company paid life insurance premiums of $9,674 for the fiscal year ended June 30, 1995 and $2,800 for fiscal year ended June 30, 1994, and Mr. Schultz also received profit sharing of $5,175 for fiscal year ended June 30, 1995 and $764 for May and June 1994. Mr. Schultz was not affiliated with the Company prior to the Company's acquisition of API in fiscal 1994.

STOCK OPTIONS

         Until its termination in February 1993, the Company had in effect an Employee Stock Option Plan (the "1988 Plan") which was adopted by the Board of Directors of the Company and approved at the 1988 Annual Meeting of Shareholders. The 1988 Plan provided for the grant of options that qualified as incentive stock options ("ISOs") under Section 422A of the Internal Revenue Code, options that did not so qualify ("Non-ISOs") and stock appreciation rights ("SARs") associated with stock options. The 1988 Plan provided for the grant of options to purchase up to 275,000 shares of Common Stock, subject to adjustment in the event of a reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split. Those that were eligible for awards under the 1988 Plan are key employees. The exercise price for options granted under the 1988 Plan may not be less than the fair market value of the stock on the date the options were granted. The term of each ISO may not exceed ten years and the term of each Non-ISO may not exceed ten years and one month.

         As of June 30, 1995, there were outstanding options to purchase up to 124,000 shares of Common Stock that were granted under the 1988 Plan.

         The Company currently has in effect the 1993 Stock Option Plan (the "1993 Plan") which was adopted by the Board of Directors of the Company and approved at the 1993 Annual Meeting of Shareholders. The 1993 Plan provides for the grant of options to purchase up to 250,000 shares of

Common Stock, subject to adjustment in the event of a reorganization, recapitalization, reclassification, stock dividend, stock split or reverse stock split. Those eligible for the awards under the 1993 Plan are key employees, including officers and directors. The 1993 Plan is administered by a committee of three directors which have been appointed by the Board of Directors. The exercise price for options granted under the 1993 Plan may not be less than the fair market value of the stock on the date any such option is granted. The 1993 Plan expires on March 1, 2003 unless previously terminated.

         The following options were granted under the 1993 Plan during fiscal 1995:

                                       OPTION GRANTS IN LAST FISCAL YEAR*

                                         % OF TOTAL
                          NUMBER OF    OPTIONS
                          SECURITIES   GRANTED                                       POTENTIAL REALIZABLE
                          UNDERLYING   TO               EXERCISE                    VALUE AT ASSUMED ANNUAL
                           OPTIONS     EMPLOYEES        OR BASE                      RATES OF STOCK PRICE
                           GRANTED     IN 1995          PRICE       EXPIRATION   APPRECIATION FOR OPTION TERM(2)
                                                                                 -------------------------------
         NAME               (#)               (%)       ($/SH)         DATE            5% ($)          10%($)
- -----------------------   -----------    -----------  ----------    ----------     --------------  ---------------
Clinton G. Gerlach          ---          ---             ---            ---             ---             ---
Michael A. Hornak           ---          ---             ---            ---             ---             ---
Steven L. Strawn            ---          ---             ---            ---             ---             ---
Lon Schultz               50,000(1)      100            3.00          7/18/04         94,000          239,000

- ----------
*        The Company has not granted Stock Appreciation Rights.

(1) These options were granted pursuant to the 1993 Plan on July 18, 1994 and the shares vest in one-third increments in July 1995, 1996 and 1997.

(2) Potential realizable value is based on an assumption that the market price of the stock appreciates at the stated rate, compounded annually, from the date of grant to the expiration date. These values are calculated pursuant to requirements promulgated by the SEC and do not reflect the Company's estimate of future stock price appreciation. Actual gains, if any, are dependent on the future market price of the Common Stock.

                        AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND
                                  FISCAL YEAR-END OPTION VALUES*

                                                                                     VALUE OF UNEXERCISED
                      SHARES                         NUMBER OF UNEXERCISED           IN-THE-MONEY OPTIONS
                     ACQUIRED        VALUE            OPTIONS AS 6/30/95               AT 6/30/95(2)($)
                                                  ---------------------------     --------------------------
    NAME         ON EXERCISE(#)   REALIZED($)     EXERCISABLE    UNEXERCISABLE         EXERCISABLE     UNEXERCISABLE
- --------------                                    -----------    -------------         -----------     -------------
Clinton G. Gerlach    ---             ---             ---            ---                   ---              ---
Michael A. Hornak     ---             ---            16,667         33,333                33,334          66,666
Steven L. Strawn     5,000          12,810(1)        61,667         33,333               148,624          66,666
Lon Schultz           ---             ---             ---           50,000                 ---            50,000

- ----------
*        The Company has not granted Stock Appreciation Rights.

(1) Represents the difference between the fair market value on the date of exercise of the option and the exercise price of the option.

(2) Based on the closing price of $4.00 quoted on the NASDAQ National Daily Quotation Service on June 30, 1995.

EMPLOYMENT AGREEMENTS WITH THE NAMED EXECUTIVE OFFICERS

         Pursuant to a June 1994 employment agreement, Mr. Schultz agreed to serve as the President and as a Director of the Company's subsidiary, API, for an initial term of three years commencing on June 20, 1994. The agreement provides for a monthly salary of $29,167 and maintenance by API during the term of the agreement of certain existing life insurance policies covering the life of Mr. Schultz with a 50% beneficiary named by Mr. Schultz. Under the agreement, Mr. Schultz is entitled to his monthly salary for the remainder of the term of the agreement if he is terminated without cause. In the event Mr. Schultz is terminated for cause or due to death or long-term disability, Mr. Schultz or his estate shall be entitled to receive a monthly salary of $16,667 for the remainder of the term of the agreement.


                                   PROPOSAL 2
                  APPROVAL OF 1995 EMPLOYEE STOCK OPTION PLAN
GENERAL

         The Company's Board of Directors has adopted the 1995 Employee Stock Option Plan (the "1995 Plan") effective as of June 14, 1995, subject to approval by the Company's shareholders. Approval of the 1995 Plan requires the affirmative vote of a majority of the outstanding shares of Common Stock of the Company represented and voting in person or by proxy at the Annual Meeting or any adjournments or postponements thereof. The Board of Directors unanimously recommends that the shareholders vote FOR approval of the 1995 Plan.

         The following is a summary of principal features of the 1995 Plan, and is qualified in its entirety by reference to the full text of such plan:

PURPOSE AND ELIGIBILITY

         The purpose of the 1995 Plan is to promote the interests of the Company, its subsidiaries and its shareholders by using incentive stock options (stock options representing the right to purchase Common Stock of the Company that qualify as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code")) to attract and retain key personnel, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company's shareholders.

         Any officer or employee of the Company is eligible to be granted options under the 1995 Plan. There are approximately 220 such officers and employees currently eligible to participate in the 1995 Plan.

ADMINISTRATION

         The 1995 Plan shall be administered by a committee (the "Stock Option Committee") appointed by the Board of Directors which shall consist of three Board members, each of whom shall be "disinterested" within the meaning of Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. Subject to the provisions of the 1995 Plan, the Stock Option Committee shall have the full and final power in its discretion to select the eligible persons to whom options shall be granted under the 1995 Plan, to determine the terms of such options, including the number of shares issued pursuant thereto, to construe the 1995 Plan and any options thereunder, to determine all questions arising thereunder, to adopt and amend rules to regulate the 1995 Plan and to otherwise carry out the terms of the 1995 Plan.

PARTICIPATION BY EXECUTIVE OFFICERS AND OTHER EMPLOYEES

         The determine of which eligible persons (including executive officers) will receive options under the 1995 Plan and the number of shares underlying any such options will be made by the Stock Option Committee in its sole discretion. Accordingly, future option grants to be received by executive officers and other employees under the 1995 Plan are not currently determinable.

SECURITIES SUBJECT TO THE PLAN

         No more than 250,000 shares of Common Stock may be issued upon exercise of options granted under the 1995 Plan. The number of shares of Common Stock available under the 1995 Plan in general, as well as the number of shares for which issued or unissued options may be exercised and the exercise price per share of options will be proportionately adjusted to reflect any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or combination of shares, stock dividends, stock splits, and similar capital stock transactions. The Company's Common Stock is traded in the over- the-counter market and is quoted in the National Daily Quotation Service, under the symbol "CALN." On August 25, 1995, the closing bid for the Company's Common Stock was $4 1/2. No options have been granted to date under the 1995 Plan.

VESTING, EXERCISE AND TERM

         Options granted under the 1995 Plan shall vest and may be exercised as determined by the Stock Option Committee. The exercise price of any option granted shall not be less than that amount necessary to enable the option to qualify as an incentive stock option (generally, 100% of fair market value of the Company's Common Stock on the date of grant). Options granted under the 1995 Plan may be exercised at any time after they vest and before their expiration. The term of an option may be for up to ten years from the date the option was granted, as determined by the Stock Option Committee, subject to earlier termination due to termination of the employment of the option holder.

PLAN EFFECTIVENESS AND DURATION

         The 1995 Plan became effective June 14, 1995, subject to shareholder approval, and will continue (unless earlier terminated by the Board of Directors or the Stock Option Committee) until its expiration on June 14, 2005. Such expiration will not effect any option previously made or granted which is then outstanding.

AMENDMENT AND TERMINATION

         The Board of Directors or the Stock Option Committee may at any time terminate or amend the 1995 Plan. No such termination will affect options previously granted, nor may any amendment make any change in any option previously granted which adversely affects the rights of any participant without their consent, nor may any amendment be made without shareholder approval if such amendment would materially increase the number of shares subject to the 1995 Plan, extend the final date on which options may be exercised, materially modify employee eligibility for participation requirements, or materially increase benefits which may accrue to participants under the 1995 Plan.

FEDERAL INCOME TAX CONSEQUENCES

         Pursuant to the 1995 Plan, employees may be granted options which are intended to qualify as incentive stock options under Section 422 of the Code. In general, an optionee is not taxed and the Company is not entitled to a deduction on the grant or exercise of an incentive stock option. However, if the optionee sells the shares acquired upon exercise of an incentive stock option at any time within (a) one year after the date of transfer of shares to the optionee pursuant to exercise of such incentive stock option or (b) two years after the date of grant of such incentive stock option, then the optionee will recognize ordinary income in an amount equal to the excess, if any, of the lesser of the sale price of the shares or the fair market value of the shares on the date of exercise over the exercise price of such incentive stock option. In such case, the Company will generally be entitled to a tax deduction in an amount equal to the amount of ordinary income recognized by such optionee. The amount by which the fair market value of the shares received upon exercise of an incentive stock option exceeds the exercise price will be included as a positive adjustment in the calculation of an optionee's "alternative minimum taxable income" in the year of exercise.

                        REPORT OF THE BOARD OF DIRECTORS
                           ON EXECUTIVE COMPENSATION

         The Board of Directors generally administers the Company's executive compensation programs as the Company does not have a Compensation Committee. Individual directors who are also executive officers of the Company do not participate in decisions regarding their compensation. The Company does have a Stock Option Committee that is responsible for recommending to the Board and administering all elements of stock option grants, including determination of recipients of stock options under the Company's plans, the number of shares underlying all option grants and the other terms applicable to each option. The Board of Directors reviews and approves salaries of all elected officers, including those of the executive officers named in the Summary Compensation Table. The Company's executive compensation programs are designed to:

                          #       provide competitive levels of base
                                  compensation in order to attract, retain and motivate high- quality employees;

                          #       tie individual total compensation to
                                  individual performance and the success
                                  of the Company; and

                          #       align the interests of the Company's
                                  executive officers with those of its
                                  shareholders.

BASE SALARY

         Base salary is targeted to be moderate yet competitive in relation to salaries commanded by those in similar positions in comparable companies. The Board reviews management recommendations for executives' salaries and examines data for executives with similar responsibilities in comparable companies in the Company's industry. Individual salary determinations are based on experience, sustained performance and comparison to peers inside and outside the Company.

STOCK OPTIONS

         The Stock Option Committee administers the Company's option plans, including the 1993 Plan, and is responsible for the recommendation to the Board of Directors of stock option grants. The 1993 Plan is designed to align the interests of management with those of the Company's shareholders. The number of stock options granted varies by fiscal year in the discretion of the Stock Option Committee and is related to the recipient's base compensation and level of responsibility. In past years, option grants have typically been made to only one or two officers in a given fiscal year.

COMPENSATION OF THE CHIEF EXECUTIVE OFFICER

         At his election Clinton G. Gerlach, the President, Chief
Executive Officer and Chairman of the Board of the Company, serves without compensation. Mr. Gerlach is reimbursed for various expenses incurred in connection with his performance of services for the Company, and has use of a vehicle owned by the Company.

                                                   BOARD OF DIRECTORS

                                                   Clinton G, Gerlach (Chairman)
                                                   Fred E. Edward
                                                   Raymond H. Heller
                                                   Michael A. Hornak
                                                   Steven L. Strawn

                 COMPENSATION COMMITTEE INTERLOCKS AND INSIDER
                                 PARTICIPATION

         The following current members of the Company's Board of Directors are current or former officers or employees of the Company: Clinton
G. Gerlach (President, Chief Executive Officer and Chairman of the Board); Fred
E. Edward (former President, Chief Executive Officer and Chairman of the Board); Michael A. Hornak (Vice President); and Steven L. Strawn (Vice President). There are no Compensation Committee interlocks between the Company's Board of Directors and other entities involving the Company's executive officers and Board members who serve as executive officers or board members of such other entities.

                                 ANNUAL REPORT

         A copy of the Company's 1995 Annual Report, which contains audited financial statements of the Company for the fiscal year ended June 30, 1995, is being mailed with this Proxy Statement to the shareholders of record on the Record Date, but such Annual Report is not incorporated herein (except for items specifically incorporated herein) and is not deemed to be a part of this proxy solicitation material. If any shareholder of record did not receive such Annual Report, we will immediately mail an Annual Report upon receipt by the Secretary of the Company of a written request from such shareholder.

         A COPY OF THE ANNUAL REPORT ON FORM 10-K WITHOUT EXHIBITS FOR
THE FISCAL YEAR ENDED JUNE 30, 1995 IS AVAILABLE WITHOUT CHARGE TO ANY SHAREHOLDER OF THE COMPANY UPON WRITTEN REQUEST TO: CORPORATE SECRETARY, CALNETICS CORPORATION, 20401 PRAIRIE STREET, CHATSWORTH, CALIFORNIA 91311. THE COMPANY WILL FURNISH TO ANY SHAREHOLDER OF THE COMPANY ANY SPECIFIC EXHIBIT(S) TO THE ANNUAL REPORT UPON WRITTEN REQUEST AND UPON PAYMENT OF THE COMPANY'S REASONABLE EXPENSES IN FURNISHING ANY SUCH EXHIBIT(S).


                 SHAREHOLDER PROPOSALS FOR 1996 ANNUAL MEETING

         Proposals of shareholders intended to be included in next year's proxy statement and proxy and presented at the 1996 Annual Meeting must be received in writing by the Secretary of the Company at the address set forth on the first page of this Proxy Statement by May 30, 1996.

                               PROXY SOLICITATION

         All costs of preparing, printing, assembling, and mailing the Notice of Annual Meeting of Shareholders, Proxy Statement and the form proxy and the solicitations of proxies will be borne by the Company. Following the original mailing of the proxy material, solicitations of proxies may be made by personal interview, mail, telephone, facsimile or telegram by Directors, officers, and regular employees of the Company who will not receive additional compensation for such solicitations. The Company may also request banking institutions, brokerage firms, custodians, trustees, nominees and fiduciaries to forward solicitation material to their principals and the Company will reimburse them for their expenses.

                COMPARISON OF FIVE-YEAR CUMULATIVE TOTAL RETURN

                                 (Insert Graph)


                                             FISCAL YEAR ENDING
                              -------------------------------------------------
COMPANY                       1990     1991     1992     1993     1994     1995
CALNETICS CP                  100      45.16    35.48    70.97    83.87   116.13
INDUSTRY INDEX                100      31.25    71.88    85.94   106.25   160.93
BROAD MARKET                  100      94.22   101.52   124.62   136.66   160.27

                     CERTAIN TRANSACTIONS AND OTHER MATTERS

         In connection with the acquisition of API in fiscal year 1994, the Company issued to certain parties related to Mr. Schultz (the Lon Schultz Charitable Remainder Unitrust and Leslie Schultz) notes payable of approximately $124,000 each as part of the consideration for their shares of API common stock. The notes payable are five-year unsecured notes with interest payable semi-annually and principal due in four equal annual installments commencing June 1996.

         On June 20, 1994, Mr. Schultz and API entered into a three-year employment contract whereby Mr. Schultz will serve as President and a Director of API for a monthly salary of $29,167. API also agreed to maintain certain existing life insurance policies covering the life of Mr. Schultz during the term of the employment agreement. Mr. Schultz has designated 50% beneficiaries with respect to such policies.

         On June 20, 1994, API and Story Plastics, Inc., a California corporation ("Story"), entered into a four-year Parts Purchase and Supply Agreement whereby Story agreed to supply various injected molded parts to API and API agreed to purchase such parts as it reasonably needs based on past purchases of such parts. The agreement by API to purchase its reasonable needs of such parts from Story decreases each year such that by the fourth year API is only required to purchase

25% of its reasonable needs from Story. Mr. Schultz is a Director of Story and owns approximately 9% of its outstanding common stock. For the year ending June 30, 1995, API purchased $1,836,535 in parts from Story.



                            INDEPENDENT ACCOUNTANTS

         The Company has engaged the accounting firm of Arthur Andersen
LLP as independent accountants to audit the Company's financial statements for the fiscal year ended June 30, 1996. Arthur Andersen LLP has audited the Company's financial statements since the fiscal year ended June 30, 1993.

         One or more representatives of Arthur Andersen LLP are expected to attend the Annual Meeting with the opportunity to make a statement if they desire to do so and be available to respond to appropriate questions.


                                 OTHER BUSINESS

         The Company is unaware of any other matters to be presented at the Annual Meeting. If any other matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy card to vote the proxy in accordance with their best judgment on such matters.

                                       BY ORDER OF THE BOARD OF DIRECTORS


                                              /s/  CLINTON G. GERLACH
                                       Clinton G. Gerlach, Chairman of the Board


                                           /s/  MARY LIVINGSTON
                                        Mary Livingston, Secretary



September 27, 1995
Chatsworth, California

                             CALNETICS CORPORATION
                        1995 EMPLOYEE STOCK OPTION PLAN
                                   ARTICLE I
                                  DEFINITIONS

                 1.01 Capitalized terms used in the Plan and not otherwise defined shall have the meanings set forth below:

                 (a)      "BOARD" means the Board of Directors of the Company.

                 (b) "CODE" means the Internal Revenue Code of 1986, as amended from time to time. Where the context so requires, a reference to a particular section of the Code or regulation thereunder shall also be a reference to any successor provision of the Code to such section or regulation.

                 (c)      "COMMISSION" means the Securities and Exchange
Commission.

                 (d) "COMMITTEE" means the committee appointed by the Board to administer the Plan and consisting of three Board members, each of whom, during such time as one or more Eligible Persons may be subject to Section l6 of the Exchange Act, shall be "disinterested" within the meaning of Rule 16b-3 under the Exchange Act; provided however, that the number of members of the Committee may be reduced or increased from time to time by the Board to the number required or allowed by Rule 16b-3 under the Exchange Act, as then in effect.

                 (e) "COMPANY" means Calnetics Corporation, a California corporation, and, when appropriate in context, its subsidiaries and/or affiliates.

                 (f) "COMMON STOCK" means the common stock of the Company, without par value.

                 (g) "ELIGIBLE PERSON" means an officer or key employee of the Company (as determined by the Committee) other than non-employee directors of the Company.

                 (h) "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended. Where the context so requires, a reference to a particular section of the Exchange Act or a rule thereunder shall also refer to any successor provision to such section or rule.

                 (i) "FAIR MARKET VALUE" of a share of the Company's capital stock as of a particular date shall be: (i) if the stock is listed on an established stock exchange or exchanges (including, for this purpose, The Nasdaq National Market), the mean between the highest and lowest sale prices of the stock quoted for such date in the Transactions Index of each such exchange (as averaged with such mean price as reported on any and all other exchanges), as published in The Wall Street Journal and determined by the Committee, or, if no sale price was quoted in any such Index for such date, then as of the next preceding date on which such a sale price was quoted; or (ii) if the stock is not then listed on an exchange, the average of the closing bid and asked prices per share for the stock in the over-the-counter market as quoted on the Nasdaq system on such date (in the case of (i) or (ii), subject to adjustment as and if necessary and appropriate to set an exercise price not less than 100% of the fair market value of the stock on the date an Option is granted); or (iii) if the stock is not then listed on an exchange or quoted in the over-the-counter market, an amount determined in good faith by the Committee. The fair market value of rights or property other than stock shall be determined by the Committee on the basis of such factors as it may deem appropriate.

                 (j) "INCENTIVE STOCK OPTION" means an Option that qualifies as an incentive stock option under Section 422 of the Code and the regulations thereunder.

                 (k) "JUST CAUSE DISMISSAL" means a termination of a Recipient's employment for any of the following reasons: (i) the Recipient violates any reasonable rule or regulation of the Board or the Recipient's superiors or the Chief Executive Officer or President of the Company that results in damage to the Company or which the Recipient fails to correct within a reasonable time after written notice; (ii) any willful misconduct or gross negligence by the Recipient in the responsibilities assigned to him or her;
(iii) any willful failure to perform his or her job as required to meet Company objectives; (iv) any wrongful conduct of a Recipient which has an adverse impact on the Company or which constitutes a misappropriation of Company assets; (v) the Recipient's performing services for any other person or entity which competes with the Company while he or she is employed by the Company, without the written approval of the Chief Executive Officer or President of the Company; or (vi) any other conduct that the Board or Committee determines constitutes Just Cause for Dismissal; provided, however, that if a Recipient is party to an employment agreement with the Company providing for just cause dismissal (or comparable notion) of Recipient from his or her employment with the Company, "Just Cause Dismissal" for purposes of the Plan shall have the same meaning as ascribed thereto in such employment agreement.

                 (l) "OPTION" means a right to purchase Common Stock granted under the Plan. All Options granted hereunder are intended to be Incentive Stock Options.

                 (m) "PARENT" means a "parent corporation" as that term is defined in Section 424(e) of the Code.

                 (n) "PERMANENT DISABILITY" means that the Recipient becomes physically or mentally incapacitated or disabled so that he or she is unable to perform substantially the same services as he or she performed prior to incurring such incapacity or disability (the Company, at its option and expense, being entitled to retain a physician to confirm the existence of such incapacity or disability, and the determination of such physician to be binding upon the Company and the Recipient), and such incapacity or disability continues for a period of three consecutive months or six months in any 12-month period or such other period(s) as may be determined by the Committee with respect to any Option; provided that, for purposes of determining the period during which an Incentive Stock Option may be exercised pursuant to
Section 3.07(b)(ii) hereof,

Permanent Disability shall mean "permanent and total disability" as defined in
Section 22(e) of the Code.

                 (o) "PLAN" shall mean this Calnetics Corporation 1995 Employee Stock Option Plan.

                 (p) "RECIPIENT" means an Eligible Person who has been granted an Option.

                 (q) "SECURITIES ACT" shall mean the Securities Act of 1933, as amended.

                 (r) "SUBSIDIARY" means a "subsidiary corporation" as that term is defined in Section 424(f) of the Code.

                                   ARTICLE II
                                    GENERAL

                 2.01 ADOPTION. The Plan has been adopted by the Board and is effective as of June 14, 1995, subject to approval by the shareholders of the Company at the Company's 1995 Annual Meeting of Shareholders.

                 2.02 PURPOSE. The purpose of the Plan is to promote the interests of the Company and its shareholders by using investment interests in the Company to attract and retain key personnel, to encourage and reward their contributions to the performance of the Company, and to align their interests with the interests of the Company's shareholders.

                 2.03 ADMINISTRATION. The Plan shall be administered by the Committee, which, subject to the express provisions of the Plan, shall have the power to construe the Plan and any option agreements or memoranda defining the rights and obligations of the Company and Recipients thereunder, to determine all questions arising thereunder, to adopt and amend such rules and regulations for the administration thereof as it may deem desirable, and otherwise to carry out the terms of the Plan and such option agreements and/or confirming memoranda. The interpretation and construction by the Committee of any provisions of the Plan or of any Option granted under the Plan shall be final. Any action taken by, or inaction of, the Committee relating to the Plan or Options shall be within the absolute discretion of the Committee and shall be conclusive and binding upon all persons. No member of the Committee shall be liable for any such action or inaction except in circumstances involving bad faith of himself or herself. Subject only to compliance with the express provisions hereof, the Committee may act in its absolute discretion in matters related to the Plan or Options. Any action of the Committee with respect to administration of the Plan shall be taken pursuant to a majority vote or unanimous written consent of its members. Subject to the requirements of
Section 1.01(d), the Board may from time to time increase or decrease the number of members of the Committee, remove from membership on the Committee all or any portion of its members, and appoint such person or persons as it desires to fill any vacancy existing on the Committee, whether caused by removal, resignation or otherwise.

                 2.04 PARTICIPATION. A person shall be eligible to receive grants of Options under the Plan if, at the time of the Option's grant, he or she is an Eligible Person.

                 2.05 SHARES OF COMMON STOCK SUBJECT TO THE PLAN. The shares that may be issued upon exercise of Options granted under the Plan shall be authorized and unissued shares of Common Stock, previously issued shares of Common Stock reacquired by the Company, and unused Option shares pursuant to
Section 3.08. The aggregate number of shares that may be issued upon exercise of Options granted under the Plan shall not exceed 250,000 shares of Common Stock, subject to adjustment in accordance with Article IV.

                 2.06 AMENDMENTS. The Board or the Committee may, insofar as permitted by law, from time to time suspend or discontinue the Plan or revise or amend it in any respect whatsoever, except that no such amendment shall alter or impair or diminish any rights or obligations under any Option theretofore granted under the Plan without the consent of the person to whom such Option was granted. In addition, if an amendment to the Plan would materially increase the number of shares subject to the Plan (as adjusted under Article IV), materially modify the requirements as to eligibility for participation in the Plan, extend the final date upon which Options may be granted under the Plan, or otherwise materially increase the benefits accruing to recipients in a manner not specifically contemplated herein or affect the Plan's compliance with Rule 16b-3 under the Exchange Act or applicable provisions of the Code, the amendment shall be approved by the Company's shareholders to the extent required to comply with Rule 16b-3 under the Exchange Act or applicable provisions of or rules under the Code. Notwithstanding the foregoing, the Board or Committee may amend the Plan to comply with or take advantage of the rules or regulations (or interpretations thereof) promulgated under Section 16 of the Exchange Act or under the Code, subject to the shareholder approval requirement described above.

                 2.07 TERM OF PLAN. Options may be granted under the Plan until the tenth anniversary of the effective date of the Plan, whereupon the Plan shall terminate. No Options may be granted during any suspension of this Plan or after its termination for any reason. Notwithstanding the foregoing, each Option properly granted under the Plan shall remain in effect until such Option has been exercised or terminated in accordance with its terms and the terms of the Plan.

                 2.08 RESTRICTIONS. All Options granted under the Plan shall be subject to the requirement that, if at any time the Company shall determine, in its discretion, that the listing, registration or qualification of the shares subject to Options granted under the Plan upon any securities exchange or under any state or federal law, or the consent or approval of any government or regulatory body or authority, is necessary or desirable as a condition of, or in connection with, the granting of such an Option or the issuance, if any, or purchase of shares in connection therewith, such Option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Unless the shares of stock to be issued upon exercise of an Option granted under the Plan have been effectively registered under the Securities Act, the Company shall be under no obligation to issue any shares of stock covered by any Option unless the person who exercises such Option, in whole or in part, shall give a written representation and undertaking to the Company satisfactory in form and scope to counsel to the Company and upon which, in the opinion of such counsel, the Company may reasonably rely, that he or she is acquiring the shares of stock issued to him or her pursuant to such exercise of the Option for his or her own account as an investment and not with a view to, or for sale in connection with, the distribution of any such shares of stock, and that he or she will make no transfer of the same except in compliance with any rules and regulations in force at the time of such transfer under the Securities Act, or any other applicable law or regulation, and that if shares of stock are issued without such registration, a legend to that effect may be endorsed upon the securities so issued, and the Company may order its transfer agent to stop transfers of such shares.

                 2.09 NONASSIGNABILITY. No Option granted under the Plan shall be assignable or transferable except (a) by will or by the laws of descent and distribution, or (b) subject to the final sentence of this Section 2.09, upon dissolution of marriage pursuant to a qualified domestic relations order or, in the discretion of the Committee and under circumstances that would not adversely affect the interests of the Company, pursuant to a nominal transfer that does not result in a change in beneficial ownership. During the lifetime of a Recipient, an Option granted to him or her shall be exercisable only by the Recipient (or the Recipient's permitted transferee) or his or her guardian or legal representative. Notwithstanding the foregoing, (i) no Option owned by a Recipient subject to Section 16 of the Exchange Act may be assigned or transferred in any manner inconsistent with Rule 16b-3 thereunder, and (ii) Incentive Stock Options may not be assigned or transferred in violation of
Section 422(b)(5) of the Code or the Treasury Regulations thereunder, and nothing herein is intended to allow such assignment or transfer.

                 2.10 WITHHOLDING TAXES. Whenever shares of stock are to be issued upon exercise of an Option granted under the Plan or subsequently transferred, the Committee shall have the right to require the Recipient to remit to the Company an amount sufficient to satisfy any federal, state and local withholding tax requirements prior to the issuance of shares. The Committee may, in the exercise of its discretion, allow satisfaction of tax withholding requirements by accepting delivery of stock of the Company or by withholding a portion of the stock otherwise issuable upon exercise of an Option.

                 2.11 RIGHTS OF ELIGIBLE PERSONS AND RECIPIENTS. A Recipient or a permitted transferee of an Option shall have no rights as a shareholder with respect to any shares issuable or issued upon exercise of the Option until the date of the receipt by the Company of all amounts payable in connection with exercise of the Option, including the exercise price and any amounts required by the Company pursuant to Section 2.10. Status as an Eligible Person shall not be construed as a commitment that any Option will be granted under this Plan to an Eligible Person or to Eligible Persons generally. Nothing contained in this Plan (or in option agreements or confirming memoranda or in any other documents related to this Plan or to Options granted hereunder) shall confer upon any Eligible Person or Recipient any right to continue in the employ of the Company or any subsidiary or constitute any contract or agreement of employment, or interfere in any way with the right of the Company or any subsidiary to reduce such person's compensation or other benefits or to terminate the employment of such Eligible Person or Recipient, with or without cause. No person shall have any right, title or interest in any fund or in any specific asset (including shares of capital stock) of the Company or any subsidiary by reason of any Option granted hereunder. Neither this Plan (or any documents related hereto) nor any action taken pursuant hereto shall be construed to create a trust of any kind or a fiduciary relationship between the Company or any subsidiary and any person. To the extent that any person acquires a right to receive an Option hereunder, such right shall be no greater than the right of any unsecured general creditor of the Company or any subsidiary.

                 2.12 OTHER COMPENSATION PLANS. The adoption of this Plan shall not affect any other stock option, incentive, or other compensation plans in effect for the Company, and the Plan shall not preclude the Company from establishing any other forms of incentive compensation for employees, directors, or advisors of the Company, whether or not approved by shareholders.

                 2.13 PLAN BINDING ON SUCCESSORS. The Plan shall be binding upon the successors and assigns of the Company.

                 2.14 PARTICIPATION BY FOREIGN EMPLOYEES. Notwithstanding anything to the contrary herein, the Committee may, consistent with the purposes of the Plan, modify grants of Options to confer the intended benefits of the Plan upon Recipients who are foreign nationals or employed outside of the United States to recognize differences in applicable law, tax policy or local custom.

                                  ARTICLE III
                                 STOCK OPTIONS

                 3.01 GRANTS OF OPTIONS. Subject to the express provisions of this Plan, the Committee may from time to time in its discretion select the Eligible Persons to whom, and the times at which, Options shall be granted, and shall determine the terms of such Options (which need not be identical) and the number of shares of Common Stock for which each may be exercised. Each Option shall be subject to the terms and conditions of the Plan and such other terms and conditions established by the Committee as are not inconsistent with the purpose and provisions of the Plan. One or more Options may be granted to any Eligible Person. Options granted hereunder are intended to be Incentive Stock Options; provided, however, that if any Option granted hereunder fails or ceases to qualify as an Incentive Stock Option, such Option shall thereafter be treated as a nonqualified stock option.

                 3.02  EXERCISE PRICE.

                 (a) Setting the Exercise Price. The exercise price for each Option shall be determined by the Committee at the date such Option is granted and shall not be less than the amount as is necessary to enable such Option to be treated as an "incentive stock option" within the meaning of
Section 422 of the Code. If the Recipient is the owner of stock (as determined under Section 424(d) of the Code) possessing 10% or more of the total combined voting power of all classes of stock of the Company or any parent or subsidiary corporation (such individual to be designated a "10% Shareholder"), then the exercise price for each Option granted to the 10% Shareholder shall not be less than 110% of the Fair Market Value of the Common Stock on the effective date of the grant. The Committee, with the consent of the Recipient, may, subject to compliance with statutory or administrative requirements applicable to Incentive Stock Options, amend the terms of any Option to provide that the exercise price of the shares remaining subject to the Option shall be reestablished at a price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the amendment, or effect a reduction in exercise price by cancellation of an existing option and grant of a replacement option at an exercise price not less than 100% of the Fair Market Value of the Common Stock on the effective date of the grant. No modification of any other term or provision of any Option which is amended in accordance with the foregoing shall be required, although the Committee may, in its discretion, make such further modifications of any such Option as are not inconsistent with the Plan.

                 (b) Payment of the Exercise Price. The exercise price shall be payable upon the exercise of an Option in legal tender of the United States or capital stock of the Company delivered in transfer to the Company by or on behalf of the person exercising the Option duly endorsed in blank or accompanied by stock powers duly endorsed in blank, with signatures guaranteed in accordance with the Exchange Act if required by the Committee, or retained by the Company from the stock otherwise issuable upon exercise or surrender of vested and exercisable options previously granted to the Recipient and being exercised (in either case valued at Fair Market Value as of the exercise date), or such other consideration as the Committee may from time to time in the exercise of its discretion deem acceptable in any particular instance; provided, however, that the Committee may, in the exercise of its discretion,
(i) allow exercise of an Option in a broker-assisted or similar transaction in which the exercise price is not received by the Company until promptly after exercise, and/or (ii) allow the Company to loan the exercise price to the person entitled to exercise the Option, if the exercise will be followed by a prompt sale of some or all of the underlying shares and a portion of the sale proceeds is dedicated to full payment of the exercise price and amounts required pursuant to Section 2.10.

                 3.03  OPTION PERIOD AND VESTING.

                 (a) Initial Determination. Options granted hereunder shall vest and may be exercised as determined by the Committee, except that exercise of Options after termination of the Recipient's employment shall be subject to Section 3.07. Each Option granted hereunder and all rights or obligations thereunder shall expire on such date as shall be determined by the Committee, but not later than ten years after the date the Option is granted, or five years after the date of grant in the case of a recipient of an Incentive Stock Option who at the time of grant is a 10% Shareholder, and shall be subject to earlier termination as herein provided.

                 (b) Acceleration and Extension. The Committee may in its discretion at any time and from time to time after the grant of an Option with the consent of the Recipient accelerate or extend the vesting or exercise period of the Option in whole or part.

                 3.04 EXERCISE OF OPTIONS. Except as otherwise provided herein, an Option may become exercisable, in whole or in part, on the date or dates specified by the Committee and thereafter shall remain exercisable until the expiration or earlier termination of the Option. No Option shall be exercisable except in respect of whole shares, and fractional share interests shall be disregarded. Not less than 100 shares of stock (or such other amount as is set forth in the applicable option agreement or confirming memorandum) may be purchased at one time and Options must be exercised in multiples of 100 unless the number purchased upon exercise is the total number at the time available for purchase under the terms of the Option. An Option shall be deemed to be exercised when the Secretary of the Company receives written notice of such exercise from the Recipient, together with payment of the exercise price and any amounts required under Section 2.10. Notwithstanding any other provision of the Plan, the Committee may impose, by rule or in option agreements or confirming memoranda, such conditions upon the exercise of Options (including, without limitation, conditions limiting the time of exercise to specified periods) as may be required to satisfy applicable regulatory requirements, including without limitation Rule 10b-5 or Rule 16b-3 (or any successor rule) under the Exchange Act and any applicable section of or regulation under the Code.

                 3.05 LIMITATION ON EXERCISE OF INCENTIVE STOCK OPTIONS. The aggregate Fair Market Value (determined as of the respective date or dates of grant) of the stock for which one or more Options granted to any recipient under the Plan (or any other option plan of the Company or any of its subsidiaries or affiliates) may for the first time become exercisable as Incentive Stock Options under the federal tax laws during any one calendar year shall not exceed $100,000. Any Options granted as Incentive Stock Options pursuant to the Plan in excess of such limitation shall be treated as nonqualified stock options (options that are not Incentive Stock Options).

                 3.06 OPTION AGREEMENTS OR MEMORANDA. Each Option granted under the Plan shall be evidenced by an option agreement duly executed on behalf of the Company and by the Recipient or, in the Committee's discretion, a confirming memorandum issued by the Company to the Recipient, stating the number of shares of Common Stock issuable upon exercise of the Option, the exercise price, the time or times during which the Option is exercisable, and the time or times at which the Option vests and becomes exercisable. Such option agreements or confirming memoranda may but need not be identical and shall comply with and be subject to the terms and conditions of the Plan, a copy of which shall be provided to each Recipient and incorporated by reference into each option agreement or confirming memorandum. Any option agreement or confirming memorandum may contain such other terms, provisions and conditions not inconsistent with the Plan as may be determined by the Committee.

                 3.07  TERMINATION OF EMPLOYMENT.

                 (a) Termination for Cause. Except as otherwise provided in a written agreement between the Company and a Recipient, which may be entered into at any time before or after termination, in the event of a Just Cause Dismissal of the Recipient, all of the Recipient's unexercised Options, whether or not vested, shall expire and become unexercisable as of the date of such Just Cause Dismissal.

                 (b) Termination other than Just Cause Dismissal. Subject to subsection (a) above and subsection (c) below, and except as otherwise provided in a written agreement between the Company and the Recipient or a confirming memorandum issued by the Company to the Recipient with the Recipient's consent, which may be entered into or delivered at any time before or after termination, in the event of a Recipient's termination of employment for:

                          (i) any reason other than Just(Cause Dismissal, death or Permanent Disability, the Recipient's unexercised Options, whether or not vested, shall expire and become unexercisable as of the earlier of (A) the date such Options would expire in accordance with their terms if the Recipient remained employed or (B) three months after the date of termination.

                          (ii) death or Permanent Disability, the Recipient's unexercised Options, whether or not vested, shall expire and become unexercisable as of the earlier of (A) the date such Options would expire in accordance with their terms if the Recipient remained employed or (B) twelve months after the date of termination.

                 (c) Alteration of Vesting and Exercise Periods. Notwithstanding anything to the contrary in Sections 3.07(a) or (b), the Committee may in its discretion pursuant to Section 3.03(b) designate shorter or longer periods to exercise Options following a Recipient's termination of employment. Options shall be exercisable by a Recipient (or his or her successor in interest) following such Recipient's termination of employment only to the extent that installments thereof had become exercisable on or prior to the date of such termination unless the vesting period is extended beyond the termination date pursuant to Section 3.03(b).

                          3.08  UNUSED OPTION SHARES.  In the event that any
outstanding Option under the Plan expires by reason of lapse of time or is otherwise terminated without exercise for any reason, then the shares of stock subject to any such Option that have not been issued upon exercise of the Option shall again become available in the pool of shares of stock for which Options may be granted under the Plan.

                                   ARTICLE IV
                             CORPORATE TRANSACTIONS

                          4.01  ANTI-DILUTION ADJUSTMENTS.  The number of
shares of Common Stock available for issuance upon exercise of Options granted under the Plan, the number of shares for which each Option can be exercised and the exercise price per share of Options shall be appropriately and proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of issued and outstanding shares of capital stock of the Company effected without receipt of consideration by the Company. No fractional interests will be issued under the Plan resulting from any such adjustments. The preceding sentence shall not result in an adjustment to the terms of an Incentive Stock Option unless such adjustment either (a) would not cause the Option to lose its status as an Incentive Stock Option or (b) is agreed to in writing by the Committee and the Recipient.

                          4.02  REORGANIZATIONS; MERGERS; CHANGES IN CONTROL.
Subject to the other provisions of this Section 4.02, if the Company shall consummate any reorganization or merger or consolidation in which holders of shares of the Company's Common Stock are entitled to receive in respect of such shares any other consideration (including, without limitation, a different number of such shares), each Option outstanding under the Plan shall thereafter be exercisable, in accordance with the Plan, only for the kind and amount of securities, cash and/or other property receivable upon such reorganization or merger or consolidation by a holder of the same number of shares of Common Stock as are subject to that Option immediately prior to such reorganization or merger or consolidation, and any appropriate adjustments will be made to the exercise price thereof. In addition, if a Change in Control (as defined below) occurs and in connection with such Change in Control any Recipient is terminated as an employee of the Company, then, subject to the terms of any written employment agreement between the Company and the Recipient, such Recipient shall have the right to exercise his or her Options granted under the Plan in whole or in part during the applicable time period provided in Section
3.07 without regard to any vesting requirements. For purposes hereof, but without limitation, a Recipient will be deemed to have been terminated as an employee of the Company in connection with a Change in Control if (i) the Recipient is removed from his or her employment with the Company by or resigns his or her employment with the Company upon request of a Person (as defined in paragraph (a) below) exercising practical voting control over the Company following the Change in Control or a person acting upon authority or at the instruction of such Person, or (ii) the Recipient's position is eliminated as a result of a reduction in force made to reduce overcapacity or unnecessary duplication of personnel within 90 days after the consummation of the Change in Control. For purposes hereof, a "CHANGE IN CONTROL" means the following and shall be deemed to occur if any of the following events occur:

                          (a) Any person, entity or group, within the meaning of Section 13(d) or 14(d) of the Securities Exchange Act of 1934 (the "Exchange Act"), but excluding the Company and its subsidiaries and any employee benefit or stock ownership plan of the Company or its subsidiaries and also excluding an underwriter or underwriting syndicate that has acquired the Company's securities solely in connection with a public offering thereof (such person, entity or group being referred to herein as a "Person"), becomes the beneficial owner (within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 50% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding securities entitled to vote generally in the election of directors; or

                          (b) Individuals who, as of the effective date hereof, constitute the Board of Directors of the Company (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board of Directors of the Company, provided that any individual who becomes a director after the effective date hereof whose election, or nomination for election by the Company's shareholders, is approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered to be a member of the Incumbent Board unless that individual was nominated or elected by any Person having the power to exercise, through beneficial ownership, voting agreement and/or proxy, 20% or more of either the then outstanding shares of Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally in the election of directors, in which case that individual shall not be considered to be a member of the Incumbent Board unless such individual's election or nomination for election by the Company's shareholders is approved by a vote of at least two-thirds of the directors then comprising the Incumbent Board; or

                          (c) Consummation by the Company of the sale or other disposition by the Company of all or substantially all of the Company's assets or a reorganization or merger or consolidation of the Company with any other person, entity or corporation, other than

                                  (i)      a reorganization or merger or
        consolidation that would result in the voting securities of the Company outstanding immediately prior thereto (or, in the case of a reorganization or merger or consolidation that is preceded or accomplished by an acquisition or series of related acquisitions by any Person, by tender or exchange offer or otherwise, of voting securities representing 5% or more of the combined voting power of all securities of the Company, immediately prior to such acquisition or the first acquisition in such series of acquisitions) continuing to represent, either by remaining outstanding or by being converted into voting securities of another entity, more than 50% of the combined voting power of the voting securities of the Company or such other entity outstanding immediately after such reorganization or merger or consolidation (or series of related transactions involving such a reorganization or merger or consolidation), or

                                  (ii)     a reorganization or merger or
        consolidation effected to implement a recapitalization or reincorporation of the Company (or similar transaction) that does not result in a material change in beneficial ownership of the voting securities of the Company or its successor; or

                          (d) Approval by the shareholders of the Company or an order by a court of competent jurisdiction of a plan of liquidation of the Company.

                4.03 DETERMINATION BY THE COMMITTEE. To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Committee, whose determination in that respect shall be final, binding and conclusive. The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all of any part of its business or assets.

CALNETICS                            PROXY
CORPORATION
20401 Prairie Street, Chatsworth, California 91311
         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Michael A. Hornak and Steven L. Strawn, or either of them, as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock of Calnetics Corporation held of record by the undersigned on September 20, 1995, at the annual meeting of shareholders to be held on November 9, 1995, or any adjournments thereof.

1.  ELECTION OF DIRECTORS

    FOR all nominees listed below           [ ]   WITHHOLD AUTHORITY       [ ]
    (except as marked to the contrary below)      to vote for all nominees below

Nominees: Fred E. Edward, Clinton G. Gerlach, Raymond H. Heller, Michael A. Hornak, Steven L. Strawn

(INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE WRITE THAT NOMINEE'S NAME ON THE SPACE PROVIDED BELOW.)

- --------------------------------------------------------------------------------

2.  To approve adoption of the Company's 1995 Employees Stock Option Plan.
                       For [ ]   Against [ ]   Abstain [ ]

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.







This proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this proxy will be voted FOR the election of the nominees set forth in item 1 and FOR approval of the 1995 employees stock option plan as set forth in item 2.

If cumulative voting procedures are involved at the meeting, and this Proxy card is "FOR" the nominees listed on the reverse side, or if no direction is given, the designated Proxies are authorized to distribute votes represented by this proxy in their discretion so as to elect the maximum number of management nominees which may be elected by cumulative voting.


                                                DATED:__________________ 1995


                                                _____________________________
                                                Signature


                                                _____________________________
                                                Signature if held jointly


                                                Please sign exactly as name
                                                appears below. When shares are
                                                held by joint tenants, both
                                                should sign. When signing as
                                                attorney, as executor, admin-
                                                istrator, trustee or guardian,
                                                please give full title as such.
                                                If a corporation, please sign
                                                in full corporate name by
                                                President or other authorized
                                                officer. If a partnership,
                                                please sign in partnership
                                                name by partnership name by
                                                authorized person.

     PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE
                              ENCLOSED ENVELOPE